SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2008

CITY LOAN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3431 Cherry Avenue, Long Beach, CA 90807

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 398-6657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Form 8-K/A Amendment No. 2 is intended to clarify the address and telephone number of City Loan, Inc. (the “Company”) which was previously reported on Form 8-K/A Amendment No. 1, filed with the Securities and Exchange Commission on June 12, 2008. The Company’s address is 3431 Cherry Avenue, Long Beach, CA 90807, and the Company’s telephone number is (800) 398-6657.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY LOAN, INC.

Date: June 18, 2008	By:	/s/ William Atkinson
William Atkinson
Chief Executive Officer